UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2018

Blonder Tongue Laboratories, Inc. (Exact Name of registrant as specified in its charter)

Delaware	1-14120	52-1611421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Jake Brown Road, Old Bridge, New Jersey 08857 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 679-4000

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 3, 2018, Blonder Tongue Laboratories, Inc. (the “Company”) entered into an Agreement of Sale (the “Sale Agreement”) with Jake Brown Rd LLC (the “Buyer” or “Landlord”), providing for the sale by the Company of its Old Bridge, New Jersey facility (the “Old Bridge Facility”), which houses the Company’s principal manufacturing, engineering, sales and administrative functions, to the Buyer. In connection with the transaction, the Buyer has agreed to pay the Company $10,500,000 at closing, subject to certain adjustments as provided in the Sale Agreement. Promptly following execution of the Sale Agreement, the Buyer deposited $250,000 in escrow as a deposit towards the full purchase price. A second deposit is required to be made by the Buyer upon the expiration of the due diligence period provided in the Sale Agreement. Completion of the transactions contemplated by the Sale Agreement is subject to a number of closing conditions, including the Buyer’s satisfactory completion of certain due diligence matters.

In addition, in connection with the closing, the Company (as tenant) and the Buyer (as Landlord) will enter into a lease (the “Lease”), pursuant to which the Company will continue to occupy, and continue to conduct its manufacturing, engineering, sales and administrative functions in, the Old Bridge Facility. The Lease will have an initial term of five years and allows the Company to extend the term for an additional five years following the initial term. The Company is obligated to pay base rent of $836,855.50 for the first year of the Lease, with the amount of the base rent adjusted for each subsequent year to equal 102.5% of the preceding year’s base rent. Without regard to any reduction in the Company’s lease expense derived from its sublease to a third party of the Sublease Space (defined below), for the first year of the Lease, the base rent of $836,855.00 would offset, in part, the anticipated annualized saving of interest and depreciation expense of approximately $469,000 and the cash debt service of approximately $562,000. The Lease further provides for a security deposit in an amount equal to eight months of base rent, which may be reduced to three months of base rent upon certain benchmarks being met. Landlord may, once during the Lease Term or any renewal thereof, require the Company to relocate to another facility made available by Landlord that meets the Company’s specifications for a replacement facility within a defined geographical area, by providing notice which confirms that all of the Company’s specifications for a replacement facility will be met, that all costs relating to such relocation will be paid by Landlord, and that security for the repayment of those relocation costs has been established. The Company will also be provided a six month overlap period (the “Overlap Period”) during which the Company may operate in the Old Bridge Facility with rent therein being abated, but with rent being paid at the replacement facility, to mitigate interruptions of the Company’s on-going business while the move occurs. If the Company declines to be relocated to the facility proposed by the Landlord, the Lease will terminate 18 months from the date of the Landlord’s notice, but the Company will continue to be entitled to receive the same benefits in terms of reimbursement of its relocation costs and an Overlap Period during which no rent will be due at the Old Bridge Facility, while the Company moves its operations to an alternative facility that it has identified.

The Company anticipates subleasing to a third party up to 40,000 square feet of the Old Bridge Facility (the “Sublease Space”), the rental proceeds from which will inure to the benefit of the Company and will not be shared with the Landlord. The Company’s ability to sublease all or part of the Sublease Space, the specific terms of any sublease of the Sublease Space and the amount of rent that will be derived therefrom cannot be predicted at this time. The Landlord will provide the Company with up to six months of free rent for the Sublease Space, as the Company undertakes to identify a suitable tenant or tenants therefor.

The Company currently expects to use the net proceeds from the sale of the Old Bridge Facility to repay outstanding amounts under the Company’s credit facility with Sterling National Bank (“Sterling”), repay outstanding amounts under its senior subordinated convertible indebtedness (to the extent the holders do not convert all or part of the indebtedness into shares of the Company’s common stock), and for working capital and other general corporate purposes. As of August 3, 2018, the amount currently outstanding under the Sterling credit facility was approximately $5,258,000 and the amount outstanding under the senior subordinated convertible indebtedness was approximately $198,000. Assuming the transaction had closed on August 3, 2018, the Company anticipates it would have received approximately $3,797,000 of net proceeds on the sale after satisfying all of the aforementioned indebtedness.

The foregoing description of the Sale Agreement (including the Lease, which is an attachment to the Sale Agreement) is qualified in its entirety by reference to the Sale Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

“Safe Harbor” Statement

The information set forth above includes “forward-looking” statements and accordingly, the cautionary statements contained in Blonder Tongue’s Annual Report and Form 10-K for the year ended December 31, 2017 (See Item 1: Business, Item 1A: Risk Factors, Item 3: Legal Proceedings and Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other filings with the Securities and Exchange Commission are incorporated herein by reference. The words “believe”, “expect”, “anticipate”, “project”, “target”, “intend”, “plan”, “seek”, “estimate”, “endeavor”, “should”, “could”, “may” and similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to projections for our future financial performance, our anticipated growth trends, if any, in our business, our expected use of the proceeds of the transactions described herein and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Blonder Tongue undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Blonder Tongue’s actual results may differ from the anticipated results or other expectations expressed in Blonder Tongue’s “forward-looking” statements.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description

10.1	Agreement of Sale dated August 3, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLONDER TONGUE LABORATORIES, INC.

Date: August 6, 2018	By:	/s/ Eric Skolnik
Eric Skolnik
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement of Sale dated August 3, 2018.

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